AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of April 29, 2013 is among Energy Transfer Equity, L.P., a Delaware limited partnership (the “Borrower”), the Restricted Persons party hereto, the several banks and other financial institutions signatories hereto (the “Lenders”), Credit Suisse AG, as Administrative Agent for the Lenders (the “Administrative Agent”), and U.S. Bank National Association, as Collateral Agent for the Secured Parties (as defined in the Pledge Agreement referred to below) (the “Collateral Agent”).
RECITALS
A.    The Borrower, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of March 26, 2012 (as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement dated September 13, 2012 and as further amended, modified or supplemented prior to the date hereof, the “Existing Credit Agreement”).
B.    The Borrower, the other Restricted Persons named therein and the Collateral Agent are party to an Amended and Restated Pledge and Security Agreement, dated as of March 23, 2012 (as amended, modified or supplemented prior to the date hereof, the “Pledge Agreement”).
C. The Borrower has requested that the Existing Credit Agreement and the Pledge Agreement be amended in the manner set forth herein (the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”), subject to the satisfaction of the conditions precedent to effectiveness referred to in Section 4 hereof.
D.    NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Restricted Persons party hereto, the Administrative Agent and the Majority Lenders (and, solely with respect to Section 2 of this Amendment, the Collateral Agent) agree as follows:
1.    Amendments to Existing Credit Agreement as of the Amendment Effective Date. The Existing Credit Agreement is amended, as of the Amendment Effective Date (as defined below), as follows:

1.1	Amendments to Section 1.01 (Defined Terms).
(a)    The following definitions are added in the appropriate alphabetical order:
“Acquired ETP Units” has the meaning given to such term in Section 7.04(d).
“Holdco Transactions” means the transactions contemplated by (a) that certain Contribution Agreement dated as of March 20, 2013 as amended, restated, supplemented or otherwise modified from time to time, by and among the Borrower,

SUG Holdco, ETP and Heritage ETC, L.P., a Delaware limited partnership, and (b) all other agreements entered into in connection with the foregoing.
“Second Amendment Effective Date” means April 29, 2013.
(b)    The definition of “Collateral” is hereby amended to add the following language at the end thereof:
For the avoidance of doubt, “Collateral” shall not include the Equity Interests in Energy Transfer LNG Export, LLC, Energy Transfer Crude Oil Company, LLC, or any of their respective subsidiaries held, directly or indirectly, by any Restricted Person.
(c)    The definition of “Unrestricted Persons” is hereby amended to include, as Unrestricted Persons, Energy Transfer LNG Export, LLC, Energy Transfer Crude Oil Company, LLC, and each of their respective subsidiaries.
1.2    Amendment to Section 7.04(a). Section 7.04(a) of the Existing Credit Agreement is hereby amended by deleting clause (iii) thereof in its entirety and replacing it with the following language:
and (iii) the sale of limited partnership units of an MLP or Equity Interests of the Company held directly or indirectly by the Borrower, provided that with respect to this clause (iii) (A) no Default or Event of Default shall have occurred or be continuing or would result therefrom, (B)(1) the aggregate sale of limited partnership units of ETP from and after the Second Amendment Effective Date shall not exceed the greater of (y) 25% of such units owned by the Borrower or of such units owned by its Restricted Subsidiaries as of the Second Amendment Effective Date and (z) 25% of such units owned by the Borrower or of such units owned by its Restricted Subsidiaries as of the closing of the Holdco Transactions and (2) the aggregate sale of limited partnership units of Regency from and after the Second Amendment Effective Date shall not exceed 25% of such units owned by the Borrower or of such units owned by its Restricted Subsidiaries as of the Second Amendment Effective Date, and (C) after giving effect to such sale on a pro forma basis as if it had occurred on the first day of the test period most recently ended, the Borrower shall be in compliance with Section 7.12,
1.3    Amendments to Section 7.04(d).
(a) The first sentence of Section 7.04(d) of the Existing Credit Agreement is hereby amended by deleting “and (iii)” at the end of such clause (ii) and replacing it with the following language:
, (iii) on or after the Second Amendment Effective Date, ETP GP or any other Restricted Person may relinquish incentive distribution rights with respect to the common units in ETP acquired by the Borrower or any other Restricted Person in connection with the Holdco Transactions (the “Acquired ETP Units”), in an amount equal to (x) for each of the first eight consecutive fiscal quarters beginning with the quarter in which the Holdco Transactions occur, all of the incentive distribution rights with respect to distributions on the Acquired ETP Units and (y) for each of the eight consecutive fiscal quarters thereafter, incentive distribution rights with respect to distributions on 50% of the Acquired ETP Units, or, in each case, in such other amounts as may be agreed by ETP GP or any other Restricted Person from time to time and (iv)
(b) The second sentence of Section 7.04(d) of the Existing Credit Agreement is hereby amended by replacing “clause (iii)” with the language “clause (iv)”.
2.    Amendments to Pledge Agreement as of the Amendment Effective Date. The Administrative Agent and the Majority Lenders hereby authorize and direct the Collateral Agent to amend the Pledge Agreement, and the Pledge Agreement is hereby amended, as of the Amendment Effective Date, as follows:
2.1    Amendments to Section 1.1 (Defined Terms).
(a)    The definition of “Collateral” is hereby amended to add the following language at the end thereof:
For the avoidance of doubt, “Collateral” shall not include the Equity Interests in Energy Transfer LNG Export, LLC, Energy Transfer Crude Oil Company, LLC, or any of their respective subsidiaries held, directly or indirectly, by any Restricted Person.
2.2    Amendment to Section 2.1. Section 2.1 of the Pledge Agreement is hereby amended by deleting the second full paragraph after clause (m) thereof in its entirety and replacing it with the following language:
Notwithstanding anything to the contrary contained in this Section 2.1, (a) in no event shall the foregoing include the Equity Interests in Energy Transfer LNG Export, LLC, Energy Transfer Crude Oil Company, LLC, or any of their respective subsidiaries held, directly or indirectly, by any Restricted Person and at no time shall such Equity Interests constitute “Collateral”, “General Intangibles” or “Company Rights” for purposes of this Security Agreement and (b) if the documents governing any of the foregoing Collateral contain enforceable restrictions on the assignment or transfer of any Grantor’s rights thereunder, then the security interests granted under this Security Agreement shall be limited only to the extent necessary to comply with such enforceable restrictions (with such limitation automatically ceasing upon removal of, or receipt of any consent with respect to, such restrictions), and will in any event attach to the amounts payable to such Grantor under any such agreement.
3.    Consents With Respect to LNG Subsidiaries.

3.1    Borrower owns 60% of the equity interests in each of Energy Transfer LNG Export, LLC (“LNG Export”) and Energy Transfer Crude Oil Company, LLC (“Crude Oil Company” and together with LNG Export and their respective subsidiaries, collectively, the “LNG Subsidiaries”). Notwithstanding any term, provision or condition of the Loan Documents to the contrary (including for the avoidance of doubt Section 2.1 of the Pledge Agreement), each of the Administrative Agent and the undersigned Majority Lenders hereby agrees that (a) each of the LNG Subsidiaries shall be deemed an Unrestricted Person as of its respective date of formation and (b) the Equity Interests in the LNG Subsidiaries held, directly or indirectly, by any Restricted Person shall not be included in the Collateral securing the Obligations.
3.2    Each of the Administrative Agent and the undersigned Majority Lenders hereby (a) waives any requirement in the Loan Documents that the Equity Interests in the LNG Subsidiaries be pledged as Collateral to secure the Obligations and (b) consents to and waives any provisions of the Loan Documents prohibiting the sale of any or all of the issued and outstanding equity interests in or any or all or substantially all of the assets of any or all of the LNG Subsidiaries.
4.    Amendment Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)    the Administrative Agent shall have received:
(i)    an original counterpart of this Amendment, duly executed by the Borrower, the Administrative Agent, the Collateral Agent (solely with respect to effectiveness of Section 2), each Restricted Person and the Majority Lenders; and
(ii)    a certificate signed by a Responsible Officer of the Borrower certifying that the representations and warranties of the Borrower set forth in Section 6 of this Amendment shall be true and correct; and
(b)    the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced at least one (1) day prior to the Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the Amendment Effective Date (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).
The date on which such conditions have been satisfied (or waived) is referred to herein as the “Amendment Effective Date”.
5.    Defined Terms. Each capitalized term not defined in this Amendment shall have the definition ascribed such term in the Existing Credit Agreement.
6.    Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each of the Lenders as follows:

(a)    This Amendment has been duly authorized by all necessary limited partnership action and constitutes the binding obligation of the Borrower.
(b)     After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(c)    The representations and warranties of the Borrower set forth in the Credit Agreement shall be true and correct in all material respects on and as of the Amendment Effective Date, both before and after giving effect to this Amendment, provided, however, for purposes of this Section 6(c), (i) to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date, and (ii) the representations and warranties contained in Section 5.06(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6.02 of the Credit Agreement.
7.    Confirmation of Loan Documents.    By its execution on the respective signature lines provided below, as of the Amendment Effective Date, each of the Restricted Persons hereby confirms and ratifies all of its obligations and the Liens granted by it under the Loan Documents (in each case, as amended hereby as of such date) to which it is a party, represents and warrants that the representations and warranties set forth in such Loan Documents are complete and correct in all material respects on the date hereof as if made on and as of such date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be complete and correct in all material respects as of such specified earlier date and confirms that all references in such Loan Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby as of such date without impairing any such obligations or Liens in any respect.
8.    Effect of Amendment.     On and after the Amendment Effective Date, each reference to the Existing Credit Agreement in any Loan Document shall be deemed to be a reference to the Existing Credit Agreement, as amended by this Amendment. On and after the Amendment Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. On and after the Amendment Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement.
9.    Confidentiality. The parties hereto agree that all information received from the Borrower or any Subsidiary in connection with this Amendment shall be deemed to constitute Information, for purposes of Section 10.07 of the Credit Agreement, regardless of whether such information was clearly identified at the time of delivery as confidential.

10.    Counterparts. This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form and all of such counterparts taken together constitute one instrument.
11.    References. The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Amendment refer to this Amendment as a whole and not to any particular article, section or provision of this Amendment.
12.    Headings Descriptive. The headings of the several sections of this Amendment are inserted for convenience only and do not in any way affect the meaning or construction of any provision of this Amendment.
13.    Governing Law. This Amendment is governed by and will be construed in accordance with the law of the State of New York.
14.    Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures on following pages.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

ENERGY TRANSFER EQUITY, L.P.,
By: LE GP, LLC, its general partner
By:  /s/ John W. McReynolds
John W. McReynolds
President and Chief Financial Officer

ETE GP ACQUIRER LLC,
By: Energy Transfer Equity, L.P., its sole member
By: LE GP, LLC, its general partner

ETE SERVICES COMPANY, LLC,
By: Energy Transfer Equity, L.P., its sole member
By: LE GP, LLC, its general partner

By: /s/ John W. McReynolds
John W. McReynolds
President and Chief Financial Officer

ENERGY TRANSFER PARTNERS, L.L.C.

By: /s/ Martin Salinas Jr.
Martin Salinas Jr.
Chief Financial Officer

REGENCY GP LP
By: Regency GP LLC, its general partner

REGENCY EMPLOYEES MANAGEMENT HOLDINGS LLC
By: Regency GP LP, its sole member
By: Regency GP LLC, its general partner

REGENCY EMPLOYEES MANAGEMENT LLC
By: Regency GP LLC
AND
By: Regency Employee Management Holdings, LLC, its members
By: Regency GP LP, its sole member
By: Regency GP LLC, its general partner

By:/s/ Michael J. Brady
Michael J. Bradley
President and Chief Executive Officer

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and a Lender
By:  /s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory
By:  /s/ Michael Spaight
Name: Michael Spaight
Title: Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent
By:  /s/ Mauri J. Cowen
Name: Mauri J. Cowen
Title: Vice President

Signature Page to
Amendment No. 2 to Amended and Restated Credit Agreement